EXHIBIT 32


           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of V-ONE Corporation ("Company") on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  August 16, 2004              By: /s/ Margaret E. Grayson
                                        -------------------------------------
                                    Name:  Margaret E. Grayson
                                    Title: Chief Executive Officer and
                                           Principal Financial Officer